UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2013

Trimble Navigation Limited

(Exact name of registrant as specified in its charter)

California	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

935 Stewart Drive, Sunnyvale, California, 94085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 481-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 11, 2013, Trimble Navigation Limited (“Trimble”) issued a press release announcing that its Board of Directors has approved a two-for-one split of all outstanding shares of Trimble’s common stock. Each shareholder of record on the close of business on March 6, 2013 will be entitled to receive one additional share of common stock for every outstanding share held on the record date. The distribution of the new shares will occur on March 20, 2013 and trading will begin on a split-adjusted basis on March 21, 2013.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated February 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE NAVIGATION LIMITED

a California corporation

Dated: February 11, 2013	By:	/s/ Rajat Bahri
Rajat Bahri
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 11, 2013.